Exhibit 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT

I, Wayne W. Murdy, Chief Executive Officer of Newmont Mining Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WAYNE W. MURDY
Wayne W. Murdy Chief Executive Officer

November 14, 2002